EXHIBIT 2.11


                             JOINT FILING AGREEMENT


         In accordance with Rule 13d-1(k) under the Securities and Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing on behalf of each of them of a Statement on Schedule 13D, and any amendments thereto, with respect to the common shares, without par value (the "AmBev Common Shares"), of Companhia de Bebidas das Americas-AmBev, a corporation incorporated under the laws of the Federative Republic of Brazil ("AmBev") and that this agreement be included as an Exhibit to such filing.

         This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to constitute one and the same agreement.


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         IN WITNESS WHEREOF, each of the undersigned hereby executes this
Agreement as of September 1, 2004.





                                         INBEV SA


                                         by      /s/ John Brock
                                                --------------------------------
                                         Name:  John Brock
                                         Title: Chief Executive Officer


                                         by     /s/ Francois Jaclot
                                                --------------------------------
                                         Name:  Francois Jaclot
                                         Title: Chief Financial Officer


                                         STICHTING INTERBREW


                                         by     /s/ Roberto Moses Thompson Motta
                                                --------------------------------
                                         Name:  Roberto Moses Thompson Motta
                                         Title: Member of the Board


                                         by      /s/ Phillippe de Spoelberch
                                                --------------------------------
                                         Name:  Phillippe de Spoelberch
                                         Title: Member of the Board


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                                         Eugenie Patri Sebastien S.A.



                                         by      /s/ Phillippe de Spoelberch
                                                --------------------------------
                                         Name:  Phillippe de Spoelberch
                                         Title: Director


                                         by      /s/ Arnoud de Pret
                                                --------------------------------
                                         Name:  Arnoud de Pret
                                         Title: Director


                                         by     /s/ Alexandre Van Damme
                                                --------------------------------
                                         Name:  Alexandre Van Damme
                                         Title: Director


                                         EMPRESA DE ADMINISTRACAO E
                                         PARTICIPACOES - ECAP


                                         by     /s/ Jose Roberto Opice
                                                --------------------------------
                                         Name:  Jose Roberto Opice
                                         Title: Officer


                                         by     /s/ Carlos Jose Rolim de Mello
                                                --------------------------------
                                         Name:  Carlos Jose Rolim de Mello
                                         Title: Officer


                                         BRACO INVESTIMENTOS S.A.


                                         by     /s/ Jose Roberto Opice
                                                --------------------------------
                                         Name:  Jose Roberto Opice
                                         Title: Officer


                                         by     /s/ Carlos Jose Rolim de Mello
                                                --------------------------------
                                         Name:  Carlos Jose Rolim de Mello
                                         Title: Officer

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                                         TINSEL INVESTMENTS S.A.


                                         by     /s/ Benoit Loore
                                                --------------------------------
                                         Name:  Benoit Loore
                                         Title: Director


                                         by     /s/ Jean Louis Van de Perre
                                                --------------------------------
                                         Name:  Jean Louis Van de Perre
                                         Title: Director


                                         INTERBREW INTERNATIONAL B.V.


                                         by     /s/ Myriam Beatove y Calvera
                                                --------------------------------
                                         Name:  Myriam Beatove y Calvera
                                         Title: Director


                                         by     /s/ Philip Goris
                                                --------------------------------
                                         Name:  Philip Goris
                                         Title: Director